SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Federated Hermes ETF Trust

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Proxy Statement–Please Vote Today!
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 1, 2024
A special meeting of the shareholders (“Special Meeting”) of Federated Hermes ETF Trust (the “Registrant”), will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 10:00 a.m. (Eastern time), on November 1, 2024, for the following purpose:
To elect Trustees (“Trustees”) for the Registrant (“Election of Trustees”), each to hold office for the term indicated; and
To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.
The Board of the Registrant (“Board”) has fixed September 4, 2024, as the record date for determination of shareholders entitled to vote at the Special Meeting.
By Order of the Board,

Peter J. Germain
Secretary
September 12, 2024
YOU CAN HELP THE REGISTRANT AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY PROVIDING YOUR PROXY BY VOTING BY INTERNET, BY TELEPHONE, OR BY MAIL BY SIGNING AND RETURNING YOUR PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE PROVIDE YOUR PROXY BY VOTING BY INTERNET, BY TELEPHONE, OR BY MAIL BY MARKING, SIGNING, DATING AND RETURNING YOUR PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING OF SHAREHOLDERS.

SPECIAL MEETING OF SHAREHOLDERS–NOVEMBER 1, 2024
PROXY STATEMENT
This proxy material is being furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (“Board” or “Trustees”) of the Registrant and its Funds shown below with their New York Stock Exchange Symbol, fiscal year end and total outstanding shares as of the Record Date September 4, 2024:
REGISTRANT AND FUNDS	NEW YORK STOCK EXCHANGE SYMBOL	FISCAL YEAR END	TOTAL SHARES OUTSTANDING AS OF SEPTEMBER 4, 2024
Federated Hermes ETF Trust
Federated Hermes MDT Large Cap Core ETF	FLCC	2/28	105,000
Federated Hermes MDT Large Cap Growth ETF	FLCG	2/28	105,004
Federated Hermes MDT Large Cap Value ETF	FLCV	2/28	120,000
Federated Hermes MDT Small Cap Core ETF	FSCC	2/28	135,000
Federated Hermes Short Duration Corporate ETF	FCSH	4/30	1,160,004
Federated Hermes Short Duration High Yield ETF	FHYS	2/28	1,114,000
Federated Hermes Total Return Bond ETF	FTRB	6/30	6,140,004
Federated Hermes U.S. Strategic Dividend ETF	FDV	10/31	5,525,000
This document provides you with information you need in order to vote on the matter before the special meeting of shareholders to be held on November 1, 2024, at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 10:00 a.m. (Eastern time) (such special meeting and any adjournment or postponement thereof are referred to as the “Special Meeting” or “Election of Trustees”).
The Board of the Registrant encourages you to read this Proxy Statement carefully and promptly vote your shares. If you have questions about this Proxy Statement, or if you would like additional information, please contact the Registrant at its principal offices at 4000 Ericsson Drive, Warrendale, Pennsylvania, 15086-7561 or call 1-800-341-7400, Option #4.
The purpose of the Special Meeting is set forth in the accompanying Notice of Special Meeting of Shareholders (“Notice”). The Trustees do not know of any business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. The Notice, this Proxy Statement and one or more proxy cards are being provided to shareholders of record as of the close of business on September 4, 2024 (the “Record Date”) beginning on or about September 13, 2024.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 1, 2024:
This Proxy Statement is available at www.ProxyVote.com. On this website, you also will be able to access the Notice, the form of proxy card(s) and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

SUMMARY
The following is a summary of certain information contained elsewhere in this Proxy Statement and is qualified in its entirety by reference to information contained elsewhere in this Proxy Statement.
Purpose of the Special Meeting to be Held November 1, 2024	To elect Trustees for the Registrant, effective January 1, 2025.
Who is Eligible to Vote?
Shareholders of record of each Fund at the close of business on September 4, 2024, are entitled to notice of and to vote at the Special Meeting and at any adjournments or postponements thereof. Each shareholder of a Fund is entitled to one vote for each full share and a proportionate vote for each fractional share of that Fund and shares classes of that Fund held as of the Record Date. No shares have cumulative voting rights.
Total outstanding shares for each of the Funds as of the Record Date are provided in the table above.
The Notice, proxy card and Proxy Statement (or appropriate notice of where to access these materials) were first made available to shareholders of record on or about September 13, 2024. In some cases, the Funds may mail only one copy of this Proxy Statement to households in which more than one person in the household is a Fund shareholder of record. If you need additional copies of this Proxy Statement or if you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, please write to the Funds at 4000 Ericsson Drive, Warrendale, Pennsylvania, 15086-7561 or call 1-800-341-7400, Option #4. The Funds will deliver requested materials and respond to inquiries promptly.

How Are Votes Counted?
The Election of Trustees requires a quorum of 1/3 of the outstanding shares of each Fund and the affirmative vote of a “plurality” of the votes cast at the Special Meeting provided that a quorum is present. A “plurality” is defined as more votes cast for than against each nominee for Trustee of the Registrant.
The Funds and other funds in the Federated Hermes Family of Funds can from time to time invest in other funds
(“Affiliated Funds”), including as of the Record Date. Other investment advisory clients of the investment advisers of the Funds also can from time to time invest in certain Affiliated Funds, including as of the Record
Date. To eliminate any potential conflict of interest, Federated Hermes will “echo vote” (i) any shares owned by an Affiliated Fund; and (ii) any shares owned by another investment advisory client of the investment advisers of the Funds for which the adviser exercises proxy voting discretion. However, in the event there are no shares voted by other shareholders for Federated Hermes or its affiliates to echo vote, the Federated Hermes Proxy
Voting Committee will determine how to vote such shares.
Please see the section entitled “WHAT VOTE IS REQUIRED TO ELECT TRUSTEES?” for the quorum and voting requirements and a description of the Federated Hermes Proxy Voting policy on echo voting.

How to Vote
Shareholders may vote by internet, by telephone, by mail by returning a proxy card, or in person by attending the Special Meeting. Shareholders can obtain directions to the Special Meeting location by calling
1-800-341-7400, Option #4.

May Proxies be Revoked?
A shareholder executing and returning a proxy has the power to revoke it at any time prior to the time shares are voted by executing a superseding proxy (i.e., a later-dated and signed proxy), by submitting a notice of revocation to the Secretary of the Registrant or by subsequently registering his or her vote by telephone, by internet or in person at the Special Meeting.

How to Obtain More Information about the Funds
Each Fund has previously sent its most recent Prospectus, Annual Report and Semi-Annual Report to its
shareholders. Effective July 24, 2024, each Fund will send an Annual Report and Semi-Annual Report to its shareholders and make available annual and semi-annual financial statements as filed on Form N-CSR to its shareholders. A copy of the current Prospectus, Annual Report and Semi-Annual Report, annual and semi-annual financial statements and Statement of Additional Information, as applicable, for the Registrant and Funds may be obtained at no cost through FederatedHermes.com/us/FundInformation, by writing to the Registrant and
Funds at 4000 Ericsson Drive, Warrendale, Pennsylvania, 15086-7561 or by calling 1-800-341-7400, Option #4.

PROPOSAL: ELECTION OF TRUSTEES
WHY ARE TRUSTEES BEING ELECTED?
The Election of Trustees is being sought because of recent and anticipated retirements of certain Trustees who are not interested persons of the Funds or their investment advisers (“Independent Trustees”)1 (as “interested persons” is defined by the Investment Company Act of 1940, as amended (“1940 Act”)), and to comply with certain requirements of the 1940 Act and certain regulatory settlements (“Settlement Orders”) applicable to the investment advisers of the Funds.
Generally, the 1940 Act permits a board to fill vacancies between shareholder meetings, and without shareholder vote, as long as, immediately after filling such vacancy, at least 66.66% of the Trustees then holding office have been elected by shareholders (“66% Elected Requirement”). The Settlement Orders generally require that at least 75% of the membership of the Board of the Registrant be comprised of Independent Trustees (“75% Independence Requirement”). Under the Settlement Orders, the Registrant has a stipulated time period within which to restore compliance with the 75% Independence Requirement. The Board determined to hold a shareholder meeting to elect Trustees for the Registrant, so that the Registrant will have a Board that would continue to meet the 66% Elected Requirement and 75% Independence Requirement.
There are two existing Interested Trustees, five existing Independent Trustees, and three new candidates for Independent Trustee that have been nominated by the Board for election by shareholders as described in this Proxy Statement (each a “Trustee Nominee” and, collectively, as applicable, “Trustee Nominees”). If elected by shareholders, the term of service of any new Trustee Nominee that is not an existing member of a Board of a Registrant will commence effective January 1, 2025. If the Trustee Nominees are approved by shareholders, effective January 1, 2025, there will be eight Independent Trustees and two Interested Trustees on the Board of the Registrant, all of whom have been elected or re-elected by shareholders. Under the Registrant’s Policy in Respect of Service of Certain Trustees of the Federated Hermes Family of Funds (“Director Service Policy”), unless an exception is approved by the Independent Trustees of the Registrant, an Independent Trustee’s term of service generally will end (i.e., the Independent Trustee will be required to retire) at the end of the calendar year during which he or she has attained the age of 75 years. Under the Director Service Policy, within the next five years, the terms of two Independent Trustees are scheduled to end on December 31, 2024, and the term of another Independent Trustee is scheduled to end on December 31, 2026. The two existing Independent Trustees who are scheduled to retire on December 31, 2024, under the Director Service Policy have not been nominated for election by shareholders, so they are not Trustee Nominees, but are expected to continue to serve on the Board of the Registrant through December 31, 2024.
1 An “interested person” (or “Interested Trustee”) is one who has a material or financial interest, or a family relationship with one who does, in the entities that provide services to the Registrant and the Funds. An Independent Trustee is one who does not have such a material, financial or family relationship.

WHO ARE THE TRUSTEE NOMINEES?
The following Trustee Nominees are standing for election to the Board at the Special Meeting:
Interested Trustee Nominees	Independent Trustee Nominees
J. Christopher Donahue	John G. Carson
Thomas R. Donahue	G. Thomas Hough
Karen L. Larrimer*
Max F. Miller*
Frank J. Nasta*
Thomas M. O’Neill
Madelyn A. Reilly
John S. Walsh
* This Independent Trustee Nominee is a new candidate who, if approved by shareholders, will have a term that begins effective January 1, 2025.
The following Trustee Nominees are current Board members of the Registrant:
Interested Trustees*	Previously Elected by Shareholders	Appointed by Full Board including Majority of Independent Trustees
J. Christopher Donahue	Yes
Thomas R. Donahue	Yes
John G. Carson	No	Yes
G. Thomas Hough	Yes
Thomas M. O’Neill	Yes
Madelyn A. Reilly	No	Yes
John S. Walsh	Yes
* There are two existing Independent Trustees, Judge Maureen Lally-Green and Mr. P. Jerome Richey, who serve on the Board but have not been nominated for election by shareholders because they are scheduled to retire on December 31, 2024, under the Registrant’s Director Service Policy. Each is expected to continue to serve on the Board through December 31, 2024.
The Nominating Committee, whose members consist of all the Independent Trustees, selects and nominates persons for election to the Board when vacancies occur or are reasonably anticipated. The Committee’s nominees are presented to the Board for election, or nomination for election by the shareholders, as required. The Independent Trustees previously elected by shareholders have nominated all the Interested Trustee Nominees and Independent Trustee Nominees listed above.
The persons named as proxies intend to vote in favor of the election of the Trustee Nominees as Trustees of the Registrant. The effective date of election by shareholders of the Funds will be January 1, 2025.
All Trustee Nominees have consented to serve if elected. It is being proposed that the shareholders of the Funds approve the Trustee Nominees.
If approved by shareholders, the Trustee Nominees will serve until their death, retirement, resignation or removal from office. The mandatory retirement age for Independent Trustees is 75 years under the Director Service Policy. However, the mandatory retirement age may be extended or changed with the approval of the Independent Trustees. If elected, the Independent Trustee Nominees will hold office until the end of the calendar year during which they reach 75 years of age (unless the mandatory retirement age is changed or extended as noted above) or earlier upon death, resignation, retirement, or removal or until the next meeting of shareholders to elect Trustees and qualification of their successors.
The process for resignation or removal of a Trustee is set forth in the organizational documents for the Registrant.
The organizational documents for the Registrant provide that (a) any Trustee may resign his or her office at any time by written instrument signed by the Trustee and delivered to the other members of the Board, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other members of the Board, specifying the date of his or her retirement; and (d) a Trustee may be removed at any special meeting of shareholders by a vote of two-thirds of the outstanding shares.
If a Trustee Nominee shall by reason of death or for any other reason become unavailable as a candidate at the Special Meeting, votes pursuant to the proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Special Meeting. The election of any substitute candidate for election as a Trustee who is not or would not be an Interested Trustee shall be made by a majority of the Trustees who are not Interested Trustees. The Board has no reason to believe that any Trustee Nominee will become unavailable for election as a Trustee. Please see the Nominating Committee Charter of the Registrant provided in Appendix A.
IMPORTANT INFORMATION REGARDING THE TRUSTEE NOMINEES AND EXECUTIVE OFFICERS OF THE REGISTRANT
The section “Information About the Trustee Nominees, Existing Trustees and Executive Officers of the Registrant” presents certain information about the Trustee Nominees and Existing Trustees and Executive Officers of the Registrant, including their names, addresses, birth dates, present positions with the Registrant, if applicable, length of term in office, if applicable, principal occupations during the past five years and other Directorships held by each Interested and Independent Trustee or Trustee Nominee, if applicable.
As of the Record Date, the Federated Hermes Fund Complex was comprised of the Registrant and certain other registrants not electing Trustees at this Special Meeting and consisted of 32 investment companies (comprising 101 portfolios). Trustee Nominees are presently standing for election to the Board of the Registrant (comprising 8 portfolios) at this Special Meeting. Each Executive Officer is elected annually by the Board.
RESPONSIBILITIES OF THE BOARD AND ITS ROLE IN RISK OVERSIGHT
The Board is responsible for managing the business affairs of the Registrant and its Funds and for exercising all powers of the Registrant and its Funds except those reserved for the shareholders. The Board’s role in overseeing the Funds’ general risks includes receiving performance reports for the Funds and risk management reports from the Chief Risk Officer of Federated Hermes, Inc. (“Federated Hermes”) at each regular meeting of the Board. The Chief Risk Officer is responsible for enterprise risk management at Federated Hermes, which includes risk management committees for investment management and for investor services. The Board also receives regular reports from the Registrant’s Chief Compliance Officer regarding significant compliance risks.
On behalf of the Board, the Audit Committee of the Board plays a key role overseeing each Fund’s financial reporting and valuation risks. The Audit Committee meets regularly with each Fund’s Principal Financial Officer and outside auditors, as well as with Federated Hermes’ Chief Audit Executive to discuss financial reporting and audit issues, including risks relating to financial controls.
BOARD LEADERSHIP STRUCTURE
G. Thomas Hough currently serves as the independent Chair of the Board. Mr. Hough has served as the independent Chair of the Board since January 1, 2024, having been elected in November 2023. As required under the terms of certain Settlement Orders, the Chair of the Board is not an Interested Trustee and neither the Chair, nor any firm with which the Chair is currently affiliated, has a prior relationship with Federated Hermes or its affiliates, or (other than his position as a Trustee).
QUALIFICATIONS OF THE INTERESTED TRUSTEES
Individual Interested Trustee qualifications are provided in section “Information About the Trustee Nominees, Existing Trustees and Executive Officers of the Registrant.” In addition, the following characteristics are among those that were considered for each existing Interested Trustee and will be considered for any new Interested Trustee Nominee:
•
Outstanding skills in disciplines that are particularly relevant to the role of Trustee and to the Registrant and its Funds, including legal, accounting, business management, the financial industry generally, and the investment industry particularly; and
•
Appropriate interpersonal skills to work effectively with other Trustees.

QUALIFICATIONS OF THE INDEPENDENT TRUSTEES
Individual Independent Trustee qualifications are noted in the table in the section “Information about the Trustee Nominees, Existing Trustees and Executive Officers of the Registrant.” In addition, the following characteristics are among those that were considered for each existing Independent Trustee and will be considered for any Independent Trustee Nominee:
•
Possesses no conflicts which would interfere with qualifying as independent, including eligibility to serve as a non-interested person of the Funds and their investment advisers (i.e., Independent Trustees) under Section 2(a)(19) of the 1940 Act, including, without limitation, not being, or having an immediate family member that is, an affiliated person of, not having served as legal counsel within the past two years for, not having executed portfolio transactions for, or not having a material business or professional relationship with, the Funds or their investment advisers;
•
Outstanding judgment, skills, and experience in disciplines deemed by the Independent Trustees to be particularly relevant to the role of Independent Trustees and to the Registrant, including financial and accounting, legal, business management, general financial industry, and investment industry knowledge and experience;
•
Dedication and willingness to devote time and attention necessary to fulfill Board responsibilities, including the availability to serve for a substantial period of time, taking into account the Board’s current mandatory retirement age of 75 years;
•
Integrity, intelligence, collegiality and other appropriate interpersonal skills to work effectively with other Independent Trustees;
•
Understanding and appreciation of the important role occupied by independent trustees in the regulatory structure governing regulated investment companies; and
•
Diversity of background.
TRUSTEE EMERITUS PROGRAM
The Board has created a position of Trustee Emeritus, whereby an incumbent Trustee who has attained the age of 75 and completed a minimum of five years of service as a Trustee, may, in the sole discretion of the Committee of Independent Trustees (“Committee”), be recommended to the full Board of each Fund to serve as Trustee Emeritus.
A Trustee Emeritus that has been approved as such receives an annual fee in an amount equal to a percent of the annual base compensation paid to a Trustee. In the case of a Trustee Emeritus who had previously served at least five years but less than 10 years as a Trustee, the percent will be 10%. In the case of a Trustee Emeritus who had previously served at least 10 years as a Trustee, the percent will be 20%. The Trustee Emeritus will be reimbursed for any expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at meetings of the Board. Trustee Emeritus will continue to receive relevant materials concerning the Funds, will be expected to attend at least one regularly scheduled quarterly meetings of the Board each year and will be available to consult with the Committees or its representatives at reasonable times as requested by the Chairman; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds. The Trustee Emeritus will be permitted to serve in such capacity at the pleasure of the Committee, but the annual fee will cease to be paid at the end of the calendar year during which he or she has attained the age of 80 years, thereafter the position will be honorary.
MEETINGS OF THE BOARD
The Trustees meet regularly to review a wide variety of matters affecting or potentially affecting the Registrant and its Funds, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs.
The Board held four regularly scheduled meetings and one special meeting during calendar year 2023. The Board meetings are summarized under section “Meetings of the Board and Committees of the Board.” In calendar year 2023 and in calendar year to date 2024, each Trustee attended at least 75% of the total number of meetings of the Board and of any committees of the Board on which the Trustee served held during the period of the Trustee’s service. All Trustees were reimbursed for expenses for attendance at meetings of the Board.

STANDING COMMITTEES OF THE BOARD
The Board has three standing committees. The members and the functions of these committees are described below.
The number of committee meetings held for the Registrant can be found in the section “Meetings of the Board and Committees of the Board.”
BOARD COMMITTEE	COMMITTEE MEMBERS	COMMITTEE FUNCTIONS
Executive	J. Christopher Donahue G. Thomas Hough John S. Walsh
In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the
Registrant in such manner as the Executive Committee shall deem to be in the best interests of the
Registrant. However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.

Audit	Maureen Lally-Green Thomas M. O’Neill, Chair P. Jerome Richey John S. Walsh
The Board has adopted a written charter for the Audit Committee, a copy of which is available under
“Fund Governance” in the “Products” section of Federated Hermes website at FederatedHermes.com.
The Board has determined that the members of the Audit Committee are “independent.” An
“independent” Audit Committee member may not, other than in their capacity as a member of the Audit
Committee, the Board or any other Board committee, accept directly or indirectly any consulting, advisory or other compensatory fee from an issuer or be an “interested person” of a Fund as defined by the 1940 Act.
The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Registrant, the Registrant’s internal control over financial reporting and the quality, integrity and independent audit of the Registrant’s financial statements. The Committee also oversees or assists the
Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Registrant’s independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Registrant’s internal audit function.

Nominating	John G. Carson G. Thomas Hough Maureen Lally-Green Thomas M. O’Neill Madelyn A. Reilly P. Jerome Richey John S. Walsh
The Board has adopted a written charter for the Nominating Committee, provided in Appendix A, and which is also available under “Fund Governance” in the “Products” section of Federated Hermes’
website at FederatedHermes.com.
The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Board when vacancies occur. The Committee will consider candidates recommended by shareholders, Independent Trustees, officers or employees of any of the Registrant’s agents or service providers and counsel to the Registrant. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the
Secretary of the Registrant, at the Registrant’s address appearing on the back cover of this Proxy
Statement. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate. Those factors will ordinarily include: integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.
The Committee does not at this time have a formal process for identifying and evaluating nominees for
Trustee. However, it is not anticipated that the process for evaluating a nominee would differ based on whether the nominee is recommended by a shareholder.

HOW IS THE BOARD PAID FOR ITS SERVICES TO THE REGISTRANT?
Each Independent Trustee receives compensation for service as a member of the Board based on a schedule that takes into account the number of meetings attended and the assets of the Funds for which meetings are held. None of the Interested Trustees or Officers of the Funds or Registrant receives compensation from the Funds or Registrant. Compensation expenses are allocated to the Funds based, in part, on their relative net assets. Under the terms of each management agreement with the investment advisers to the Funds, the Funds are responsible for paying such fees and expenses. The Independent Trustees of the Funds do not receive any pension or retirement benefits from the Funds or Federated Investors, Inc. Please see the table in the section entitled “Compensation of Existing Independent Trustees” for amounts paid to the current Independent Trustees by each Fund and the Federated Hermes Family of Funds.

SHARE OWNERSHIP OF THE FUNDS BY TRUSTEE NOMINEES, EXECUTIVE OFFICERS AND PRINCIPAL SHAREHOLDERS
Share ownership of the Funds by Officers and Trustee Nominees and by significant shareholders is provided in the section entitled “Board Ownership of the Funds” and in Appendix B entitled “Significant Shareowners of the Funds,” respectively.
COMMUNICATING WITH THE BOARD
Any shareholder who wishes to send a communication to the Board should send the communication to the attention of Peter J. Germain, Secretary of the Registrant, at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561. If a shareholder wishes to send a communication directly to an individual Trustee or to a Committee of the Board, then the communication should be specifically addressed to such individual Trustee or Committee and sent in care of the Secretary at the same address.
After reviewing the communication, the Secretary will then immediately forward the communication to the Board of Trustees, the individual Trustee or to the Committee, as applicable.
The Registrant does not have a policy regarding attendance by Board members at special meetings, and it is not anticipated that any members of the Board will attend the Special Meeting.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS, THEIR SERVICES AND FEES
Ernst & Young LLP or KPMG LLP are the independent registered public accounting firms for each Fund as summarized in the table below.
Independent Auditors
REGISTRANT AND FUNDS	INDEPENDENT AUDIT FIRM	FISCAL YEAR END
Federated Hermes ETF Trust
Federated Hermes MDT Large Cap Core ETF	KPMG	2/28
Federated Hermes MDT Large Cap Growth ETF	KPMG	2/28
Federated Hermes MDT Large Cap Value ETF	KPMG	2/28
Federated Hermes MDT Small Cap Core ETF	EY	2/28
Federated Hermes Short Duration High Yield ETF	EY	2/28
Federated Hermes Short Duration Corporate ETF	EY	4/30
Federated Hermes Total Return Bond ETF	KPMG	6/30
Federated Hermes U.S. Strategic Dividend ETF	KPMG	10/31
Fees Paid to Independent Auditors
Following are the aggregate audit and audit-related fees paid to Ernst & Young LLP and/or KPMG LLP for professional services rendered by Ernst & Young LLP and/or KPMG LLP for the audit of the annual financial statements of the Funds comprising the Registrant and for other professional services for the two most recently completed fiscal years ended as described below. For the same periods, aggregate non-audit fees billed to the Registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser are provided.
REGISTRANT	AUDIT FEES	AUDIT-RELATED FEES	TAX FEES	ALL OTHER FEES	NON-AUDIT FEES
Federated Hermes ETF Trust
2/29/24	$102,987	$0	$0	$0	$314,833
2/28/23	$62,480	$0	$0	$0	$199,579
Federated Hermes ETF Trust
4/30/24	$104,261	$0	$0	$0	$192,926
4/30/23	$65,924	$0	$0	$0	$299,787
Federated Hermes ETF Trust
6/30/24	$135,928	$0	$0	$0	$193,713
6/30/23	$65,924	$0	$0	$0	$299,787
Federated Hermes ETF Trust
10/31/23	$101,624	$0	$0	$0	$301,479
10/31/22	$70,900	$0	$0	$0	$165,676

Representatives of Ernst & Young LLP and KPMG LLP are not expected to be present at the Special Meeting but will have the opportunity to make a statement if they wish and will be available should any matter arise requiring their presence.
The Audit Committee of the Board is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee is required to pre-concur with independence conclusions made by the independent auditor regarding non-audit services to be provided by the independent auditor to the Funds, the Board, or any entity that is controlled directly or indirectly by the Funds. Unless a type of service to be provided by the independent auditor has received general pre-approval pursuant to policies established by the Audit Committee as discussed below, it will require specific pre-approval (and pre-concurrence for non-audit services) by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.
Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is twelve months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.
The Audit Committee has delegated pre-approval/pre-concurrence authority to its Chair. The Chair will report any pre-approval/pre-concurrence decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval/pre-concurrence authority when the Chair is unavailable.
Audit Services
The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company structure or other matters.
In addition to the annual audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain audit services; all other services must be specifically pre-approved by the Audit Committee.
Audit-Related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements of the Funds or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services. All other audit-related services must be specifically pre-approved by the Audit Committee.
Tax Services
The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved/pre-concurred certain Tax services. All Tax services involving large and complex transactions must be specifically pre-approved/pre-concurred by the Audit Committee.

All Other Services
With respect to the provision of services other than audit, review or attest services, the pre-approval/pre-concurrence requirement is waived if:
(1)
The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid to the registrant’s accountant by the Funds, the Funds’ advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds during the fiscal year in which the services are provided;
(2)
Such services were not recognized by the Funds, the Funds’ advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds at the time of the engagement to be non-audit services; and
(3)
Such services are promptly brought to the attention of the Audit Committee of the Funds and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Audit Committee.
The Audit Committee may grant general pre-approval/pre-concurrence to those permissible non-audit services classified as All Other Services that it believes are routine and recurring services and would not impair the independence of the auditor. The Securities and Exchange Commission’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.
Pre-Approval Fee Levels
Pre-approval fee levels for all services to be provided by the independent auditor for each Fund will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.
Procedures
Requests or applications to provide services that require specific approval/concurrence by the Audit Committee are submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commission’s rules on auditor independence.
The percentage of services in the Audit-Related fees, Tax fees and All Other fees categories above that was approved by the Audit Committee pursuant to Section 2-01(c)(7)(C) of Regulation S-X were zero percent (0%) for the Funds and their investment advisers in 2022 and 2023.
The aggregate amount of Non-Audit Fees billed to the Funds, the Funds’ investment advisers, and certain entities controlling, controlled by or under common control with the investment adviser for the last two fiscal years of each Fund are provided in the section entitled “Fees Paid to Independent Auditors.”
The Audit Committee has concluded that the provision of non-audit services that were rendered by the independent auditors to the Funds’ advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2−01 of Regulation S-X is compatible with maintaining the auditor’s independence.
WHAT VOTE IS REQUIRED TO ELECT TRUSTEES?
Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of a Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. Interests may be voted in person or by proxy. Proxies may be in written, telephonic or electronic form.
Quorum
In order to hold the Special Meeting, a “quorum” of 1/3 of the outstanding shareholders must be present.
Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. The inspectors of election will determine whether a quorum is present at the Special Meeting.

For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” will be included for purposes of determining whether a quorum is present. Broker non-votes occur when shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote; and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter. Abstentions and broker non-votes will not be counted as votes cast and will not have an effect on the outcome of the vote on the proposal for Election of Trustees.
The proposal for Election of Trustees requires the affirmative vote of a “plurality” of the votes cast at the Special Meeting provided that a quorum is present. A “plurality” is defined as more votes cast for than against each nominee.
Special Note About Echo Voting by Affiliated Funds and Other Investment Advisory Clients
The Funds and other funds in the Federated Hermes Family of Funds can from time to time invest in other funds that are also advised by a Federated Hermes advisory subsidiary (“Affiliated Fund”), including as of the Record Date for the Special Meeting. Other investment advisory clients of Federated Hermes advisory subsidiaries also can from time to time invest in certain Affiliated Funds, including as of the Record Date for the Special Meeting. Any such investments pose a potential conflict of interest with respect to casting votes at the Special Meeting. Federated Hermes will address this potential conflict by “echo voting” (i) any shares owned by an Affiliated Fund; and (ii) any shares owned by another investment advisory client of the investment advisers of the Funds, for which the adviser exercises proxy voting discretion, so that those votes align with the votes of other shareholders. Echo voting is conducted pursuant to the Federated Hermes Proxy Voting Policies and Procedures. However, in the event that there are no shares voted by other shareholders for Federated Hermes or its affiliates to echo vote, the Federated Hermes Proxy Voting Committee will determine how to vote such shares.
How May Proxies be Revoked?
A shareholder executing and returning a proxy has the power to revoke it at any time prior to the time shares are voted by executing a superseding proxy (i.e., a later-dated and signed proxy), by submitting a notice of revocation to the Secretary of the Funds or by subsequently registering his or her vote by telephone, over the Internet or in person at the Special Meeting.
Adjournment
If a quorum is not present, persons present or named by proxy and entitled to vote may, by majority vote, adjourn the Special Meeting from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given other than an announcement at the Special Meeting. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any adjournment. A shareholder vote may be taken on any proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.
Proxy Solicitation and Expenses of Proxy
The Board is conducting the solicitation of proxies for use at the Special Meeting principally through the delivery by internet, by mail or e-mail, of this Proxy Statement and accompanying proxy cards. In addition to the solicitation through the mail, proxies may be solicited by officers, employees and agents of the Registrant. In addition, Federated Shareholder Services Company, an affiliate of the Funds’ investment advisers, has entered into a contract with Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717 (“Broadridge”), pursuant to which Broadridge will provide certain project management, tabulation, and internet and telephonic voting services in addition to mailing the proxy materials. The fees to be paid to Broadridge under the contract are estimated to be $9,000 in the aggregate. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke or otherwise change their voting instructions as shareholders submitting proxies in written form.
The cost of the proxy and the solicitation will be borne by the Funds pro rata based upon shareholder positions as of the Record Date. Certain expenses, such as printing and mailing, will be allocated to the Funds based upon the actual costs incurred by each Fund, other expenses, such as tabulation, solicitation and similar expenses, will be allocated based on the number of shareholder accounts within each Fund, while expenses such as legal fees will be divided evenly among the Funds.

It is a common practice in the asset management industry to exclude proxy expenses from fee waivers and/or expense caps such that proxy expenses generally are borne by fund investors. Pursuant to the Fourth Amended and Restated Agreement for Administrative Services for the Funds, printing and mailing costs are expressly borne by the Funds as fund costs, and the specific fee waiver disclosure in each Fund’s prospectus expressly excludes proxy-related expenses. However, the Funds’ investment advisers have elected to voluntarily consider the expenses associated with the Special Meeting as a Fund expense included within applicable Fund expense caps. This is a voluntary accommodation, and the investment advisers do not have a fiduciary or contractual obligation to bear these expenses for any of the Funds. As a result of this election, it is possible that based upon a Fund’s current fee waivers that each Fund’s investment adviser and their affiliates will ultimately bear some or all of these expenses for a particular Fund.
How to Obtain More Information About the Registrant and Funds
Each Fund has previously sent its most recent Prospectus, Annual Report and Semi-Annual Report to its shareholders. Effective July 24, 2024, each Fund will send an Annual Report and Semi-Annual Report to its shareholders and make available annual and semi-annual financial statements as filed on Form N-CSR to its shareholders. A copy of the current Prospectus, Annual and Semi-Annual Reports, annual and semi-annual financial statements and Statement of Additional Information, as applicable, may be obtained at no cost through FederatedHermes.com, by writing to a Fund or the Registrant at 4000 Ericsson Drive, Warrendale, Pennsylvania, 15086-7561 or by calling 1-800-341-7400, Option #4.
Delivery of Documents to Shareholders Sharing an Address
In an effort to reduce costs and avoid duplicate mailings, the Funds intend to deliver a single copy of certain documents to each household in which more than one shareholder of a Fund resides (so-called “householding”), as permitted by applicable rules. The Funds’ “householding” program covers their Prospectuses and Statements of Additional Information, and supplements to each, as well as Semi-Annual and Annual Shareholder Reports and any Proxies or information statements.
Shareholders must give their written consent to participate in the “householding” program. The Funds are also permitted to treat a shareholder as having given consent (“implied consent”) if: (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box; (ii) the Funds give notice of their intent to “household” at least sixty (60) days before “householding” begins; and (iii) none of the shareholders in the household have notified the Funds or their agents of the desire to “opt out” of “householding.” Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of “householding” at any time: shareholders who purchased shares through an intermediary should contact their representative; other shareholders may call the Fund at 1-800-341-7400, Option #4. If you are a shareholder residing at an address to which one copy of this Proxy Statement was delivered, you may request an additional copy of the Proxy Statement, which the Fund will deliver promptly upon request. You may request additional copies of this Proxy Statement by calling or writing the Fund at the above phone number and address provided below.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE TO ELECT AS TRUSTEES
THE PROPOSED TRUSTEE NOMINEES FOR ELECTION TO THE BOARD
SHAREHOLDER PROPOSALS
The Registrant is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to: 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, so that they are received within a reasonable time before any such meeting.
OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY
No business other than the matters described above is expected to come before the Special Meeting but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Registrant.
SHAREHOLDERS ARE REQUESTED TO PROVIDE A PROXY BY VOTING BY INTERNET, BY TELEPHONE, OR BY MAIL BY COMPLETING, DATING AND SIGNING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
By Order of the Board,

Peter J. Germain
Secretary
Date: September 12, 2024

PROXY STATEMENT
INVESTMENT ADVISERS OF THE FUNDS
Federated Equity Management Company of Pennsylvania
Federated Investment Management Company
Federated Hermes Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Federated MDTA LLC
125 High Street
Oliver Street Tower, 21st Floor
Boston, MA 02110
DISTRIBUTOR OF THE FUNDS
Federated Securities Corp.
Federated Hermes Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
ADMINISTRATOR OF THE FUNDS
Federated Administrative Services
Federated Hermes Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072
KPMG LLP
Two Financial Center
60 South Street
Boston, MA 02111

INFORMATION ABOUT THE TRUSTEE NOMINEES, EXISTING TRUSTEES AND
EXECUTIVE OFFICERS OF THE REGISTRANT
TRUSTEE nominees standing for election TO THE BOARD
Following is information about the Trustee Nominees standing for election. For each Trustee Nominee, their address is 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561. Each Independent Trustee Nominee and Interested Trustee Nominee J. Christopher Donahue, if elected by shareholders, will oversee 101 funds that comprise the entire Federated Hermes Family of Funds which consists of 32 investment companies. Interested Trustee Nominee Thomas R. Donahue, if elected, will oversee 34 funds. As of September 4, 2024, no Independent Trustee Nominee owns beneficially or of record any securities issued by (1) the investment adviser or principal underwriter of the Registrant, or (2) any person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds. Under the Registrant’s Director Service Policy, the terms of existing Independent Trustees Judge Maureen Lally-Green and Mr. P. Jerome Richey are scheduled to end on December 31, 2024, and the term of existing Independent Trustee Mr. Thomas O’Neill is scheduled to end on December 31, 2026. Judge Maureen Lally-Green and Mr. P. Jerome Richey are not standing for election. Ms. Karen Larrimer and Messrs. Max Miller and Frank Nasta are new Trustee Nominees for the Board. The effective date of election by shareholders of the Funds will be January 1, 2025.
INTERESTED TRUSTEE NOMINEES
Name and Date of Birth	Position(s) Held with Registrant	Principal Occupations for Past Five Years, Other Directorships Held and Previous Positions and Qualifications	Investment Companies in Federated Hermes Fund Complex Currently Serving as Director or Trustee
J. Christopher Donahue* Birth Date: April 11, 1949 Indefinite Term#	Interested Trustee* and President
Principal Occupations: Principal Executive Officer and
President of certain of the Funds in the Federated Hermes
Complex; Director or Trustee of the Funds in the Federated
Hermes Complex; Chairman, President, Chief Executive
Officer and Director, Federated Hermes, Inc.; Trustee,
Federated Administrative Services and Director, Federated
Administrative Services, Inc.; Trustee and Chairman,
Federated Advisory Services Company; Director or Trustee
and Chairman, Federated Investment Management
Company, Federated Global Investment Management Corp.,
Federated Equity Management Company of Pennsylvania,
and Federated MDTA LLC; Trustee, Federated Investment
Counseling; Trustee, Federated Shareholder Services
Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment
Counseling; President and Chief Executive Officer,
Federated Investment Management Company, Federated
Global Investment Management Corp. and Passport
Research, Ltd.; Chairman, Passport Research, Ltd.
Qualifications: Legal, business management, mutual fund
and director experience.
All

Name and Date of Birth	Position(s) Held with Registrant	Principal Occupations for Past Five Years, Other Directorships Held and Previous Positions and Qualifications	Investment Companies in Federated Hermes Fund Complex Currently Serving as Director or Trustee
Thomas R. Donahue* Birth Date: October 20, 1958 Indefinite Term#	Interested Trustee*
Principal Occupations: Director or Trustee of certain of the
Funds in the Federated Hermes Complex; Director, Chief
Financial Officer, Treasurer, Vice President and Assistant
Secretary, Federated Hermes, Inc.; Chairman and Trustee,
Federated Administrative Services; Chairman and Director,
Federated Administrative Services, Inc.; Director or Trustee
and Treasurer, Federated Advisory Services Company,
Federated Equity Management Company of Pennsylvania,
Federated Global Investment Management Corp.,
Federated Investment Counseling, and Federated
Investment Management Company; Director, MDTA LLC;
Director, Executive Vice President and Assistant Secretary,
Federated Securities Corp.; Director or Trustee and
Chairman, Federated Services Company and Federated
Shareholder Services Company; and Director and President,
FII Holdings, Inc.
Previous Positions: Assistant Secretary, Federated
Investment Management Company, Federated Global
Investment Management Company and Passport Research,
Ltd.; Treasurer, Passport Research, Ltd.; and Treasurer, FII
Holdings, Inc.
Qualifications: Corporate finance, business management,
mutual fund and director experience.

Federated Hermes ETF Trust,
Federated Hermes Insurance
Series, Federated Hermes
Money Market Obligations
Trust, Federated Hermes
Municipal Bond Fund, Inc.,
Federated Hermes
Short-Intermediate Duration
Municipal Trust, Federated
Hermes Project and Trade
Finance Tender Fund,
Federated Hermes World
Investment Series, Inc.

* Interested Status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of Federated Hermes, Inc. and the positions they hold with Federated Hermes, Inc. and its subsidiaries.
# “Indefinite Term” means that a Trustee serves until the earlier to occur of: (1) his or her resignation; (2) his or her death; (3) his or her removal and appointment of his or her successor; or (4) in the case of Independent Trustees, his or her retirement upon attaining the age of 75 years in accordance with the Registrant’s Director Service Policy.
INDEPENDENT TRUSTEE NOMINEES*
Name and Date of Birth	Position(s) Held with Registrant	Principal Occupations for Past Five Years, Other Directorships Held and Previous Positions and Qualifications +	Investment Companies in Federated Hermes Fund Complex Currently Serving as Director or Trustee
John G. Carson Birth Date: May 15, 1965 Indefinite Term#	Independent Trustee
Principal Occupations: Director or Trustee of certain Funds
in the Federated Hermes Complex; Chief Executive Officer,
Chief Investment Officer, Northstar Asset Management
(Financial Services); formerly, Chief Compliance Officer,
Northstar Asset Management (Financial Services).
Other Directorships Held: None.
Qualifications: Mr. Carson has served in various business
management roles throughout his career. Mr. Carson was a
Vice President at the Glenmede Trust Company and a
Managing Director at Oppenheimer & Company. Prior to
that he spent more than a decade with the Bank of America/
Merrill Lynch as a Director of Institutional Sales. Earlier on,
Mr. Carson held similar positions for Wertheim Schroder/
Schroders PLC and Drexel Burnham Lambert.

Federated Hermes Adviser
Series, Federated Hermes ETF
Trust, Federated Hermes
Money Market Obligations
Trust, Federated Hermes
Premier Municipal Income
Fund, Federated Hermes
Project and Trade Finance
Tender Fund

Name and Date of Birth	Position(s) Held with Registrant	Principal Occupations for Past Five Years, Other Directorships Held and Previous Positions and Qualifications +	Investment Companies in Federated Hermes Fund Complex Currently Serving as Director or Trustee
G. Thomas Hough Birth Date: February 28, 1955 Indefinite Term#	Independent Trustee
Principal Occupations: Director or Trustee and Chair of the
Board of Directors or Trustees of the Federated Hermes
Complex; formerly, Vice Chair, Ernst & Young LLP (public
accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit
Committee, Member of the Compensation Committee,
Equifax, Inc.; Lead Director, Member of the Audit and
Nominating and Corporate Governance Committees,
Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting,
business management and directorship positions throughout
his career. Mr. Hough most recently held the position of
Americas Vice Chair of Assurance with Ernst & Young LLP
(public accounting firm). Mr. Hough serves on the
President’s Cabinet and Business School Board of Visitors for
the University of Alabama. Mr. Hough previously served as a
Director and Member of the Audit, Governance and
Compensation Committees at Publix Super Markets, Inc. as
well as on the Business School Board of Visitors for Wake
Forest University. In addition, he previously served as an
Executive Committee member of the United States
Golf Association.
All
Karen L. Larrimer Birth Date: December 10, 1962 If elected, Indefinite Term#	**
Principal Occupations: Retired; formerly, Executive Vice
President and Head of Retail Banking and Chief Customer
Officer, The PNC Financial Services Group, Inc.
Other Directorships Held: None.
Qualifications: Ms. Larrimer has served in several business
and financial management roles and directorship positions
throughout her career. She previously held the position of
Executive Vice President and Head of Retail Banking and
Chief Customer Officer, The PNC Financial Services Group,
Inc. Prior to those roles, Ms. Larrimer held several executive positions at PNC, including Chief Marketing Officer and
Executive Vice President for Business Banking. In addition to her various roles at PNC, Ms. Larrimer previously was an
assistant director at Ernst & Young LLP and served in several leadership roles at Mellon Bank. Ms. Larrimer also currently holds the positions on not for profit or for profit boards of directors as follows: Director, Highmark Inc. (health
insurance organization); Director, Modern Executive
Solutions (executive search and advisory solutions firm);
Director and Chair, Children’s Museum of Pittsburgh;
Director and former Chair, United Way of Southwestern
Pennsylvania; and Emeriti Director, Goodwill Industries
Pittsburgh. Ms. Larrimer has held the positions of: President,
Duquesne Club of Pittsburgh; Trustee, Robert Morris
University; Director, PNC Foundation; and Director, numo
(fintech incubator).
None

Name and Date of Birth	Position(s) Held with Registrant	Principal Occupations for Past Five Years, Other Directorships Held and Previous Positions and Qualifications +	Investment Companies in Federated Hermes Fund Complex Currently Serving as Director or Trustee
Max F. Miller Birth Date: December 6, 1968 If elected, Indefinite Term#	**
Principal Occupations: Associate Professor, Director of
Entrepreneurial Studies, Director - Ignite Business Incubator,
Washington & Jefferson College.
Other Directorships Held: None.
Qualifications: Mr. Miller has served in several legal,
business, and academic roles and directorship positions
throughout his career. Mr. Miller serves as Associate
Professor of Business & Entrepreneurship, Director of
Entrepreneurial Studies, and Director of Ignite Business
Incubator at Washington & Jefferson College. He also serves
as President and Chief Tasting Officer of Raise Your Spirits,
an experiential engagement firm. Mr. Miller previously
served as Executive Vice President & Chief Operating
Officer of Urban Innovation 21, an economic development
focused public-private partnership; Director of VIP
Experiences of MetroMe, a mobile app providing concierge
services; Chief Administrative Officer and General Counsel
of Big Brothers Big Sisters of America; and Director of the
University of Pittsburgh School of Law’s Innovation Practice
Institute. Prior to those roles, Mr. Miller held various
operations, marketing and legal leadership roles at H.J.
Heinz Company and was an attorney for Federated
Investors, Inc. (now Federated Hermes, Inc.) from May 3,
1994, to November 11, 1997.
None
Frank J. Nasta Birth Date: October 11, 1964 If elected, Indefinite Term#	**
Principal Occupations: Chair of the Mutual Fund Advisory
Committee and the European Fund Advisory Committee
(industry forums sponsored by Broadridge Financial
Solutions, Inc.);[1] Retired.
Other Directorships Held: None.
Qualifications: Mr. Nasta has served in various legal,
compliance, and business roles in the investment
management industry throughout his career. He previously
was a Managing Director of JPMorgan Chase & Co. and
Head of Legal for the JPMorgan U.S. Mutual Funds business.
Prior to joining J.P. Morgan, Mr. Nasta was a Partner,
General Counsel, Corporate Secretary and Member of the
Board of Directors of J. & W. Seligman, an investment
management firm. Mr. Nasta previously served as the chair
of the Investment Company Institute’s (the “ICI”) SEC Rules
Committee, the ICI’s Mutual Funds Conference Advisory
Committee, and the Investment Management Regulation
Committee of the New York City Bar Association. He also
previously served as a Director of The International
Preschools in New York City.
1. Mr. Nasta serves as Chair of these committees in the
capacity of a non-employee consultant, has never been an
employee of Broadridge Financial Solutions, Inc., and plans
to resign from these positions, effective on or before
December 31, 2024, in connection with his proposed
election to the Board.
None

Name and Date of Birth	Position(s) Held with Registrant	Principal Occupations for Past Five Years, Other Directorships Held and Previous Positions and Qualifications +	Investment Companies in Federated Hermes Fund Complex Currently Serving as Director or Trustee
Thomas M. O’Neill Birth Date: June 14, 1951 Indefinite Term#	Independent Trustee***
Principal Occupations: Director or Trustee and Chair of the
Audit Committee of the Federated Hermes Complex; Sole
Proprietor, Navigator Management Company (investment
and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business,
mutual fund and financial management roles and
directorship positions throughout his career. Mr. O’Neill
serves as Director, Medicines for Humanity. Mr. O’Neill
previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet
Investment Advisors; President and Chief Executive Officer,
Aeltus Investment Management, Inc.; General Partner,
Hellman, Jordan Management Co., Boston, MA; Chief
Investment Officer, The Putnam Companies, Boston, MA;
Credit Analyst and Lending Officer, Fleet Bank; Director and
Consultant, EZE Castle Software (investment order
management software); Director, Midway Pacific (lumber);
and Director, The Golisano Children’s Museum of Naples,
Florida.
All
Madelyn A. Reilly Birth Date: February 2, 1956 Indefinite Term#	Independent Trustee
Principal Occupations: Director or Trustee of the Federated
Hermes Complex; formerly, Senior Vice President for Legal
Affairs, General Counsel and Secretary of Board of
Directors, Duquesne University (Retired).
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly
previously served as Senior Vice President for Legal Affairs,
General Counsel and Secretary of Board of Directors and
Director of Risk Management and Associate General
Counsel, Duquesne University. Prior to her work at
Duquesne University, Ms. Reilly served as Assistant General
Counsel of Compliance and Enterprise Risk as well as Senior
Counsel of Environment, Health and Safety, PPG Industries.
Ms. Reilly currently serves as a member of the Board of
Directors of UPMC Mercy Hospital, and as a member of the
Board of Directors of Catholic Charities, Pittsburgh.
All

Name and Date of Birth	Position(s) Held with Registrant	Principal Occupations for Past Five Years, Other Directorships Held and Previous Positions and Qualifications +	Investment Companies in Federated Hermes Fund Complex Currently Serving as Director or Trustee
John S. Walsh Birth Date: November 28, 1957 Indefinite Term#	Independent Trustee
Principal Occupations: Director or Trustee of the Federated
Hermes Complex; President and Director, Heat Wagon, Inc.
(manufacturer of construction temporary heaters); President
and Director, Manufacturers Products, Inc. (distributor of
portable construction heaters); President, Portable Heater
Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business
management roles and directorship positions throughout his
career. Mr. Walsh previously served as Vice President, Walsh
& Kelly, Inc. (paving contractors).
All
+ “Other Directorships Held” includes current directorships of companies required to register or file reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., publicly traded companies) or investment companies registered under the 1940 Act.
* There are two existing Independent Trustees, Judge Maureen Lally-Green and Mr. P. Jerome Richey, who are not Trustee Nominees because they are scheduled to retire on December 31, 2024, under the Registrant’s Director Service Policy. Each is expected to continue to serve on the Board through December 31, 2024.
** Trustee Nominee for election who does not currently serve on the Board. This Trustee Nominee is a new candidate who, if approved by shareholders, will have a term that begins effective January 1, 2025.
*** Under the Registrant’s Director Service Policy, the term for this Independent Trustee is scheduled to end on December 31, 2026.
# “Indefinite Term” means that a Trustee serves until the earlier to occur of: (1) his or her resignation; (2) his or her death; (3) his or her removal and appointment of his or her successor; or (4) in the case of Independent Trustees, his or her retirement upon attaining the age of 75 years in accordance with the Registrant’s Director Service Policy.

INDEPENDENT TRUSTEES WHO ARE NOT TRUSTEE NOMINEES
Following is information about existing Trustees who are not standing for election. As described above, Judge Maureen Lally-Green and Mr. P. Jerome Richey are expected to retire from the Board on December 31, 2024, under the Registrant’s Director Service Policy, and are therefore not standing for election. Each is expected to continue to serve on the Board through December 31, 2024. Their address is 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561.
Name and Date of Birth	Position(s) Held with Registrant	Principal Occupations for Past Five Years, Other Directorships Held and Previous Positions and Qualifications	Investment Companies in Federated Hermes Fund Complex Currently Serving as Director or Trustee
Maureen Lally-Green Birth Date: July 5, 1949 Term Ending December 31, 2024 upon Retirement	Independent Trustee
Principal Occupations: Director or Trustee of the Federated
Hermes Complex; Adjunct Professor of Law, Emerita,
Duquesne University School of Law; formerly, Dean of the
Duquesne University School of Law and Professor of Law
and Interim Dean of the Duquesne University School of Law;
formerly, Associate General Secretary and Director, Office of
Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources
Corporation (natural gas).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of
Dean of the School of Law of Duquesne University (as well
as Interim Dean). Judge Lally-Green previously served as
Director of the Office of Church Relations and later as
Associate General Secretary for the Diocese of Pittsburgh, a
member of the Superior Court of Pennsylvania and as a
Professor of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of
Pennsylvania and previously served on the Supreme Court’s
Board of Continuing Judicial Education and the Supreme
Court’s Appellate Court Procedural Rules Committee. Judge
Lally-Green was then appointed by the Supreme Court of
Pennsylvania and currently serves on the Judicial Ethics
Advisory Board. Judge Lally-Green also currently holds the
positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Regent,
Saint Vincent Seminary; Member, Pennsylvania State Board
of Education (public); Director, Catholic Charities,
Pittsburgh; and Director, CNX Resources Corporation
(natural gas). Judge Lally-Green has held the positions of:
Director, Auberle; Director, Epilepsy Foundation of Western
and Central Pennsylvania; Director, Ireland Institute of
Pittsburgh; Director, Saint Thomas More Society; Director
and Chair, Catholic High Schools of the Diocese of
Pittsburgh, Inc.; Director, Pennsylvania Bar Institute;
Director, Saint Vincent College; Director and Chair, North
Catholic High School, Inc.; Director and Vice Chair, Our
Campaign for the Church Alive!, Inc.; and Director and Vice
Chair, Saint Francis University.
All

Name and Date of Birth	Position(s) Held with Registrant	Principal Occupations for Past Five Years, Other Directorships Held and Previous Positions and Qualifications	Investment Companies in Federated Hermes Fund Complex Currently Serving as Director or Trustee
P. Jerome Richey Birth Date: February 23, 1949 Term Ending December 31, 2024 upon Retirement	Independent Trustee
Principal Occupations: Director or Trustee of the Federated
Hermes Complex; Retired; formerly, Senior Vice Chancellor
and Chief Legal Officer, University of Pittsburgh and
Executive Vice President and Chief Legal Officer, CONSOL
Energy Inc. (split into two separate publicly traded
companies known as CONSOL Energy Inc. and CNX
Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions
throughout his career. Mr. Richey most recently held the
positions of Senior Vice Chancellor and Chief Legal Officer,
University of Pittsburgh. Mr. Richey previously served as
Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs
Council of Pittsburgh. Mr. Richey previously served as Chief
Legal Officer and Executive Vice President, CONSOL Energy
Inc. and CNX Gas Company; and Board Member, Ethics
Counsel and Shareholder, Buchanan Ingersoll & Rooney PC
(a law firm).
All
Executive Officers Of the Registrant
Following is information about the Executive Officers of the Registrant. Note that positions with the Registrant can be found in the Service Dates table below. Unless otherwise indicated, the address for each Officer is 1001 Liberty Avenue, Pittsburgh, Pennsylvania, 15222. Officers do not receive any compensation from the Registrant.
Name and Date of Birth	Position(s) Held with Registrant	Principal Occupations for Past Five Years and Previous Positions
Peter J. Germain Birth Date: September 3, 1959	Chief Legal Officer, Secretary and Executive Vice President
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and
Executive Vice President of the Federated Hermes Complex. He is Chief
Legal Officer, Secretary and Executive Vice President, Federated Hermes,
Inc.; Trustee and Senior Vice President, Federated Investors Management
Company; Trustee and President, Federated Administrative Services; Director
and President, Federated Administrative Services, Inc.; Director and Vice
President, Federated Securities Corp.; Director and Secretary, Federated
Private Asset Management, Inc.; and Secretary, Federated Shareholder
Services Company. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing
Director of Mutual Fund Services, Federated Hermes, Inc.; Senior Vice
President, Federated Services Company; and Senior Corporate Counsel,
Federated Hermes, Inc.

Jeremy Boughton, CPA Birth Date: September 29, 1976	Treasurer and Principal Financial Officer
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Complex; Senior Vice President, Federated Administrative
Services, Federated Administrative Services, Inc., Federated Advisory
Services Company, Federated Equity Management Company of Pennsylvania,
Federated Global Investment Management Corp., Federated Investment
Counseling, Federated Investment Management Company and Federated
MDTA, LLC. Formerly, Controller, Federated Hermes, Inc. and Financial and
Operations Principal for Federated Securities Corp. Mr. Boughton has
received the Certified Public Accountant designation.
Previous Positions: Senior Vice President and Assistant Treasurer, Federated
Investors Management Company; Treasurer, Federated Investors Trust
Company; Assistant Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Federated Advisory
Services Company, Federated Equity Management Company of Pennsylvania,
Federated Global Investment Management Corp., Federated Investment
Counseling, Federated Investment Management Company, Federated MDTA,
LLC and Federated Hermes (UK) LLP, as well as other subsidiaries of
Federated Hermes, Inc.

Name and Date of Birth	Position(s) Held with Registrant	Principal Occupations for Past Five Years and Previous Positions
Stephen Van Meter Birth Date: June 5, 1975	Chief Compliance Officer and Senior Vice President
Principal Occupations: Senior Vice President and Chief Compliance Officer
of the Federated Hermes Complex; Vice President and Chief Compliance
Officer of Federated Hermes, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated Hermes, Inc. in October
2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief
Counsel, Division of Investment Management and Senior Counsel, Division of
Enforcement.

Stephen F. Auth Birth Date: September 13, 1956	Chief Investment Officer of Certain of the Funds
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Complex; Executive Vice President,
Federated Advisory Services Company, Federated Investment Counseling,
Federated Global Investment Management Corp. and Federated Equity
Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated Hermes); Senior Vice President, Global Portfolio
Management Services Division; Senior Vice President, Federated Investment
Management Company and Passport Research, Ltd.; Senior Managing
Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963	Chief Investment Officer of Certain of the Funds
Principal Occupations: Robert J. Ostrowski joined Federated Hermes, Inc. in
1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated Hermes, Inc. taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager.
Mr. Ostrowski became an Executive Vice President of Federated Investment
Management Company in 2009. Mr. Ostrowski has received the Chartered
Financial Analyst designation. He received his M.S. in Industrial Adminis-
tration from Carnegie Mellon University.

Brandon Clark Birth Date: November 28, 1974	Vice President
Principal Occupations: Brandon L. Clark is a Vice President of the Trust.
Mr. Clark joined Federated Hermes in July 2020 as a Senior Vice President
and Director, ETF Business, Federated Advisory Services Company. Prior to
joining Federated Hermes, Mr. Clark served as Managing Director of Legg
Mason’s ETF products and Head of ETF Capital Markets with the Vanguard
Group. Mr. Clark received his B.A. in Economics from the University of
Pittsburgh.

TRUSTEES - Effective Dates of Service
	J. Christopher Donahue +	Thomas R. Donahue	John G. Carson	G. Thomas Hough
REGISTRANT AND EFFECTIVE DATE OF SERVICE
Federated Hermes ETF Trust	January 25, 2021	January 25, 2021	January 1, 2024	January 25, 2021
+ J. Christopher Donahue is President of the Registrant and began his service on May 13, 2021.

TRUSTEES - Effective Dates of Service
	Maureen Lally-Green	Thomas M. O’Neill	Madelyn A. Reilly	P. Jerome Richey	John S. Walsh
REGISTRANT AND EFFECTIVE DATE OF SERVICE
Federated Hermes ETF Trust	January 25, 2021	January 25, 2021	January 25, 2021	January 25, 2021	January 25, 2021
EXECUTIVE Officers - Effective Dates of Service
	Stephen Auth	Jeremy Boughton	Brandon Clark	Peter J. Germain	Robert Ostrowski	Stephen Van Meter
REGISTRANT AND EFFECTIVE DATE OF SERVICE
Federated Hermes ETF Trust	July 1, 2024	March 1, 2024	February 11, 2021	February 11, 2021	February 11, 2021	February 11, 2021
MEETINGS OF THE BOARD AND COMMITTEES OF THE BOARD
The following table provides the number of Regular and Special Board Meetings as well as Board Committee meetings held during the most recently completed fiscal year of the Funds. Regular and Special Board Meetings as well as Board Committee meetings are also provided for calendar year 2023.
REGISTRANT AND FUND(S)	REGULAR BOARD MEETINGS	SPECIAL BOARD MEETINGS	EXECUTIVE COMMITTEE MEETINGS	NOMINATING COMMITTEE MEETINGS	AUDIT COMMITTEE MEETINGS
The Registrant and Funds for Calendar Year Ended 12/31/2023	4	0	1	3	7

FUND(S)	REGULAR BOARD MEETINGS	SPECIAL BOARD MEETINGS	EXECUTIVE COMMITTEE MEETINGS	NOMINATING COMMITTEE MEETINGS	AUDIT COMMITTEE MEETINGS
Fiscal Year Ended 10/31/23	4	0	1	3	7
Fiscal Year Ended 2/29/24	4	0	1	3	7
Fiscal Year Ended 4/30/24	4	0	1	3	7
Fiscal Year Ended 6/30/24	4	0	1	2	7

COMPENSATION OF EXISTING INDEPENDENT TRUSTEES
Following is information about the compensation of the Independent Trustees as of the most recently ended Fiscal Year of a Fund as well as aggregate compensation from all Funds for the calendar periods ended December 31, 2023, and August 19, 2024. Aggregate compensation includes amounts paid to Independent Trustees for services to both the Funds and other funds in the Federated Hermes Family of Funds in existence during the period, but which are not electing Trustees at the Special Meeting. Interested Trustees do not receive compensation from the Funds.
AGGREGATE COMPENSATION	JOHN G. CARSON	G. THOMAS HOUGH	MAUREEN LALLY-GREEN	THOMAS M. O’NEILL	MADELYN A. REILLY	P. JEROME RICHEY	JOHN S. WALSH
Calendar Year Ended December 31, 2023	NA*	$365,000.00	$330,000.00	$330,000.00	$300,000.00	$330,000.00	$300,000.00
Calendar Year to Date August 19, 2024	$181,723.63	$296,250.00	$255,750.00	$282,000.00	$232,500.00	$255,750.00	$255,750.00
* Was not a Trustee of the Registrant on 12/31/23

COMPENSATION FROM REGISTRANT AND FUNDS	FISCAL YEAR ENDED	JOHN G. CARSON	G. THOMAS HOUGH	MAUREEN LALLY-GREEN	THOMAS M. O’NEILL	MADELYN A. REILLY	P. JEROME RICHEY	JOHN S. WALSH
Compensation as of most recently ended Fiscal Year of the following Funds:
Federated Hermes ETF Trust
Federated Hermes MDT Large Cap Core ETF	*	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Federated Hermes MDT Large Cap Growth ETF	*	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Federated Hermes MDT Large Cap Value ETF	*	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Federated Hermes MDT Small Cap Core ETF	*	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Federated Hermes Short Duration Corporate ETF	4/30/24	$78.88	$479.46	$429.39	$438.29	$390.36	$429.39	$398.25
Federated Hermes Short Duration High Yield ETF	2/29/24	$79.07	$480.71	$430.49	$439.42	$391.37	$430.49	$399.28
Federated Hermes Total Return Bond ETF*	6/30/24*	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Federated Hermes U.S. Strategic Dividend ETF**	10/31/24**	$257.80	$328.49	$257.80	$312.70	$257.80	$283.59	$283.59
* Trustee compensation is not received from new funds until one year after the commencement of operations.
** As a new fund that commenced operations on November 14, 2022, Trustee compensation is not received until one year after the commencement of operations. Fees shown are for the current fiscal year to date. The current fiscal year will end on October 31, 2024.
BOARD OWNERSHIP OF THE FUNDS
Following is information about the aggregate dollar range of securities owned by Trustee Nominees and Existing Trustees of the Funds as of December 31, 2023.
Trustee Nominees Karen Larrimer, Max Miller and Frank Nasta did not own shares of any Fund in the Federated Hermes ETF Trust as of December 31, 2023.
FUNDS	J. CHRISTOPHER DONAHUE	THOMAS R. DONAHUE	JOHN G. CARSON	G. THOMAS HOUGH
Federated Hermes ETF Trust
Federated Hermes MDT Large Cap Core ETF	None	None	None	None
Federated Hermes MDT Large Cap Growth ETF	None	None	None	None

FUNDS	J. CHRISTOPHER DONAHUE	THOMAS R. DONAHUE	JOHN G. CARSON	G. THOMAS HOUGH
Federated Hermes MDT Large Cap Value ETF	None	None	None	None
Federated Hermes MDT Small Cap Core ETF	None	None	None	None
Federated Hermes Short Duration Corporate ETF	Over $100,000	None	None	None
Federated Hermes Short Duration High Yield ETF	Over $100,000	$10,001-$50,000	None	None
Federated Hermes Total Return Bond ETF	None	None	None	None
Federated Hermes U.S. Strategic Dividend ETF	Over $100,000	None	None	None

FUNDS	MAUREEN LALLY-GREEN	THOMAS M. O’NEILL	MADELYN A. REILLY	P. JEROME RICHEY	JOHN S. WALSH
Federated Hermes ETF Trust
Federated Hermes MDT Large Cap Core ETF	None	None	None	None	None
Federated Hermes MDT Large Cap Growth ETF	None	None	None	None	None
Federated Hermes MDT Large Cap Value ETF	None	None	None	None	None
Federated Hermes MDT Small Cap Core ETF	None	None	None	None	None
Federated Hermes Short Duration Corporate ETF	None	None	None	None	None
Federated Hermes Short Duration High Yield ETF	None	None	None	None	None
Federated Hermes Total Return Bond ETF	None	None	None	None	None
Federated Hermes U.S. Strategic Dividend ETF	None	None	None	None	None
At the close of business on the Record Date, Officers and Trustees as a group directly owned less than 1% of the outstanding shares of the Funds, except for the Funds listed below. However, as a result of the aggregate investment in certain of the Funds by an affiliate of the Funds’ investment advisers as described in the section “Significant Shareowners of the Funds,” J. Christopher Donahue and Thomas R. Donahue, the Interested Trustees of the Funds, indirectly owned a greater amount of shares of certain of the Funds due to their beneficial ownership of shares of Federated Hermes, Inc, the parent company of the Funds’ investment advisers and FII Holdings, Inc.
FUND	TOTAL SHARES OWNED BY TRUSTEES AND OFFICERS AS A GROUP	PERCENTAGE OF SHARES OWNED BY TRUSTEES AND OFFICERS AS A GROUP
Federated Hermes Short Duration Corporate ETF	12,225	1.05%
Federated Hermes Short Duration High Yield ETF	13,453	1.21%

APPENDIX A - NOMINATING COMMITTEE CHARTER
FEDERATED HERMES ETF TRUST BOARD
NOMINATING COMMITTEE CHARTER
Adopted by the Board of the Federated Hermes ETF Trust on February 11, 2021
The Nominating Committee (the “Committee”) of each fund which adopts this charter (the “Fund”) shall be composed solely of Directors or Trustees who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) and who are “independent” as defined in the New York Stock Exchange Listing Standards (individually, an “Independent Trustee” and collectively the “Independent Trustees”). The Board of the Fund shall appoint the members of the Committee and, unless otherwise determined by the Board, the members of the Nominating Committee shall consist of all Independent Trustees; and the Board of the Funds operating as exchange-traded funds shall affirmatively determine in connection with the appointment of each Independent Trustee to the Committee, and annually thereafter, that he or she has no material relationship with the Funds, either directly, or as a partner, shareholder or officer of an organization that has a relationship with the Funds. Unless otherwise determined by the Committee, the Chairman of the Independent Trustees shall serve as chair of the Committee.
Meetings. Meetings of the Committee shall be held at such times and places as determined from time to time by the Chair of the Committee, but not less frequently than annually. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The Committee may meet by telephone, by video conference or by similar electronic means and may act by unanimous written consent. The Committee may adopt such rules, procedures or policies as it deems appropriate from time to time to facilitate the conduct of its business.
Responsibilities. The Committee shall select and nominate persons for election to the Board as and when vacancies occur or are reasonably anticipated, which nominees shall be presented to the Board for election, or nomination for election by shareholders, as the case may be. The Committee will consider recommendations from Independent Trustees, officers or employees of any of the Fund’s agents or service providers, counsel to the Fund or shareholders of the Fund. Any person wishing to recommend an individual for consideration should address such request to the Secretary of the Fund and include detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate. These factors ordinarily will include: integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, dedication and willingness to devote the time and attention necessary to fulfill Board Responsibilities.
Miscellaneous. The Committee shall have the power, in its discretion, to a) retain and compensate search firms, b) approve the compensation of members of the Committee and c) engage and compensate such other advisers as it deems appropriate.

APPENDIX B - SIGNIFICANT SHAREOWNERS OF THE FUNDS
The following table lists the shareholders of record as of the Record Date that owned more than 5% of the indicated Funds. Shareholders owning 25% or more of the outstanding shares of a Fund may be in control of that Fund and may be able to affect the outcome of the proposal.
REGISTRANT AND FUNDS	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated Hermes ETF Trust
Federated Hermes MDT Large Cap Core ETF
	FII Holdings, Inc.	Pittsburgh, PA	95,000	90.47%*
Federated Hermes MDT Large Cap Growth ETF
	FII Holdings, Inc.	Pittsburgh, PA	100,000	95.23%*
Federated Hermes MDT Large Cap Value ETF
	FII Holdings, Inc.	Pittsburgh, PA	95,000	79.17%*
	BofA Securities, Inc.	Jacksonville, FL	13,040	10.87%
	Charles Schwab & Co., Inc.	Phoenix, AZ	9,154	7.63%
Federated Hermes MDT Small Cap Core ETF
	FII Holdings, Inc.	Pittsburgh, PA	100,000	74.07%*
	Charles Schwab & Co., Inc.	Phoenix, AZ	19,120	14.16%
	BofA Securities, Inc.	Jacksonville, FL	12,317	9.12%
Federated Hermes Short Duration Corporate ETF
	FII Holdings, Inc.	Pittsburgh, PA	785,004	67.70%*
	Charles Schwab & Co., Inc.	Phoenix, AZ	338,905	29.22%
Federated Hermes Short Duration High Yield ETF
	FII Holdings, Inc.	Pittsburgh, PA	774,000	69.50%*
	Charles Schwab & Co., Inc.	Phoenix, AZ	202,778	18.20%
Federated Hermes Total Return Bond ETF
	Pershing LLC	Jersey City, NJ	2,279,713	37.13%
	Charles Schwab & Co., Inc.	Phoenix, AZ	1,531,578	24.94%
	SEI Private Trust Company	Oaks, PA	1,504,942	24.51%
	National Financial Services LLC	Jersey City, NJ	362,401	5.90%

REGISTRANT AND FUNDS	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated Hermes U.S. Strategic Dividend ETF
	Charles Schwab & Co., Inc.	Phoenix, AZ	1,594,460	28.86%
	Raymond James & Associates, Inc.	St. Petersburg, FL	1,141,480	20.66%
	National Financial Services LLC	Jersey City, NJ	878,075	15.89%
	LPL Financial LLC	San Diego, CA	552,565	10.00%
	Hilltop Securities Inc.	Dallas, TX	269,503	5.00%
* FII Holdings, Inc. is the beneficial owner of shares held in an account with BNY Capital Markets settled through an omnibus clearing account at Pershing LLC. FII Holdings, Inc. is organized in the State of Delaware and is a subsidiary of Federated Hermes, Inc., organized in the Commonwealth of Pennsylvania.

Federated Hermes ETF Trust
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456873 (9/24)
© 2024 Federated Hermes, Inc.

FEDERATED HERMES ETF TRUST

4000 ERICSSON DRIVE

WARRENDALE, PA 15086-7561

SCAN TO VIEW MATERIALS & VOTE

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	V56431-S96238	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

[Fund Name Printed Here]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR

EACH OF THE FOLLOWING NOMINEES:

1. To elect Trustee Nominees, effective January 1, 2025		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. ______________________________________
01) John G. Carson 02) J. Christopher Donahue 03) Thomas R. Donahue 04) G. Thomas Hough 05) Karen L. Larrimer	06) Max F. Miller 07) Frank J. Nasta 08) Thomas M. O’Neill 09) Madelyn A. Reilly 10) John S. Walsh
THE PROXIES ARE AUTHORIZED AND RESERVE THE RIGHT TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

YOUR VOTE IS IMPORTANT

Please complete, sign and return this card as soon as possible.

Please sign this proxy exactly as your name appears on the books of the above-named Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or other business entity, this signature should be that of an authorized officer or other representative who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders:

The Notice of Special Meeting of Shareholders and Proxy Statement are available at
www.ProxyVote.com.

V56432-S96238

FEDERATED HERMES ETF TRUST

SPECIAL MEETING OF SHAREHOLDERS

November 1, 2024

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of the named fund hereby revoking any proxy heretofore given, designate and appoint George F. Magera, Kary A. Moore, Leslie Petrone, and Erin Dugan as proxies to act at the Special Meeting of Shareholders (the “Special Meeting”) to be held on November 1, 2024 at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 10:00 a.m. (Eastern Time), and at any adjournment or postponement thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment or postponement thereof and the attorneys named in this proxy will vote on such matters in their best judgment.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE NAMED FUND. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

Your Vote Counts!
FEDERATED HERMES ETF TRUST
2024 Special Meeting
Vote by October 31, 2024
11:59 PM ET

V56436-S96238

You invested in FEDERATED HERMES ETF TRUST and it’s time to vote!

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Control # _______________

Smartphone users Point your camera here and vote without entering a control number	Vote in Person at the Meeting* November 1, 2024 10:00 a.m. (Eastern Time)

Federated Hermes ETF Trust 4000 Ericsson Drive Warrendale, Pennsylvania 15086-7561

*If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT	FEDERATED HERMES ETF TRUST
This is an overview of the proposals being presented at the upcoming special shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.	2024 Special Meeting Vote by October 31, 2024 11:59 PM ET

[Fund Name Printed Here]

Voting Items		Board Recommends
1. To elect Trustee Nominees, effective January 1, 2025		☒ For
01) John G. Carson	06) Max F. Miller
02) J. Christopher Donahue	07) Frank J. Nasta
03) Thomas R. Donahue	08) Thomas M. O’Neill
04) G. Thomas Hough	09) Madelyn A. Reilly
05) Karen L. Larrimer	10) John S. Walsh

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

V56437-S96238

Be the vote that counts.

[FUND NAME INCLUDED HERE]

FEDERATED HERMES ETF TRUST

2024 Special Meeting

Vote by October 31, 2024

VOTE NOW

Why Should I Vote?

As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts!

Ways to Vote

ProxyVote	800.454.8683	At the Meeting

Important Information

For holders as of September 4, 2024
Account Number: [Insert Account Number Here]	Meeting Date: November 1, 2024
Control Number: [Insert Control Number Here]	CUSIP: [Insert Cusip Here]

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